© 2024 Fannie Mae DRAFT Financial Supplement Q4 and Full Year 2023 February 15, 2024 EXHIBIT 99.2

2023 Financial Supplement 2© 2024 Fannie Mae DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”). This presentation should be reviewed together with the 2023 Form 10-K, which is available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company’s website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated, data is as of December 31, 2023 or for the full year indicated. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 23 to 26. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Weighted-average debt service coverage ratio DTI ratio: Debt-to-income (“DTI”) ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae’s Delegated Underwriting and Servicing program HARP®: Home Affordable Refinance Program®, registered trademarks of the Federal Housing Finance Agency, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: Loan-to-value ratio MSA: Metropolitan statistical area MTMLTV ratio: Mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: Origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan Refi Plus™: Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: Real estate owned by Fannie Mae because it has foreclosed on the property or obtained the property through a deed-in-lieu of foreclosure TCCA fees: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 (“TCCA”) and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance

2023 Financial Supplement 3© 2024 Fannie Mae DRAFTTable of Contents Overview Corporate Financial Highlights 5 Selected Financial Data 6 Guaranty Book of Business Highlights 7 Interest Income and Liquidity Management 8 Key Market Economic Indicators 9 Single-Family Business Single-Family Highlights 11 Credit Characteristics of Single-Family Conventional Loan Acquisitions 12 Credit Characteristics of Single-Family Conventional Guaranty Book of Business 13 Single-Family Credit Risk Transfer 14 Single-Family Problem Loan Statistics 15 Single-Family Cumulative Default Rates 16 Multifamily Business Multifamily Highlights 18 Credit Characteristics of Multifamily Loan Acquisitions 19 Credit Characteristics of Multifamily Guaranty Book of Business 20 Multifamily Credit Loss and Serious Delinquency Rates 21 Endnotes Endnotes 23

© 2024 Fannie Mae DRAFT Overview

2023 Financial Supplement 5© 2024 Fannie Mae DRAFT Net income increased $4.5 billion in 2023 compared with 2022, primarily driven by a $7.9 billion shift to a benefit for credit losses in 2023 from provision for credit losses in 2022. Net interest income Net interest income remained strong in 2023 primarily driven by guaranty fee income. While the company's base guaranty fee income grew slightly in 2023, higher interest rates during the year drove a decline in deferred guaranty fee income due to lower refinance activity. This was offset by an increase in income due to higher yields on securities in the company's corporate liquidity portfolio. Benefit (provision) for credit losses Benefit for credit losses was $1.7 billion in 2023, compared with a provision of $6.3 billion in 2022. The benefit for credit losses in 2023 reflects a $2.2 billion single-family benefit for credit losses, partially offset by a $495 million multifamily provision for credit losses. • The single-family benefit for credit losses in 2023 was primarily driven by a benefit from actual and forecasted home price growth, partially offset by a provision driven by the overall credit risk profile of the company’s newly acquired single-family loans and a provision relating to the redesignation of certain single-family loans from held for investment to held for sale. • The multifamily provision for credit losses in 2023 was primarily driven by changes in loan activity and declining property values on the company’s overall multifamily guaranty book. The company’s seniors housing loans were not a driver of its multifamily provision for credit losses in 2023; however, the company’s allowance for seniors housing loans remained elevated as of December 31, 2023. Corporate Financial Highlights (Dollars in millions) 2023 2022 Variance Q4 2023 Q3 2023 Variance Net interest income $28,773 $29,423 $(650) $7,732 $7,220 $512 Fee and other income 275 312 (37) 66 76 (10) Net revenues 29,048 29,735 (687) 7,798 7,296 502 Investment gains (losses), net (53) (297) 244 (19) 8 (27) Fair value gains (losses), net 1,304 1,284 20 (99) 795 (894) Administrative expenses (3,604) (3,329) (275) (975) (897) (78) Benefit (provision) for credit losses 1,670 (6,277) 7,947 (116) 652 (768) TCCA fees (3,431) (3,369) (62) (860) (860) — Credit enhancement expense(1) (1,512) (1,323) (189) (397) (390) (7) Change in expected credit enhancement recoveries (193) 727 (920) (25) (128) 103 Other expenses, net(2) (1,273) (918) (355) (351) (535) 184 Income before federal income taxes 21,956 16,233 5,723 4,956 5,941 (985) Provision for federal income taxes (4,548) (3,310) (1,238) (1,013) (1,242) 229 Net income $17,408 $12,923 $4,485 $3,943 $4,699 $(756) Total comprehensive income $17,405 $12,920 $4,485 $3,957 $4,681 $(724) Net worth $77,682 $60,277 $17,405 $77,682 $73,725 $3,957 Net worth ratio(3) 1.8% 1.4% 1.8% 1.7 % Summary of 2023 and Q4 2023 Financial Results 2023 Key Highlights $17.4 billion Net Income in 2023, with Net Worth Reaching $77.7 billion as of December 31, 2023

2023 Financial Supplement 6© 2024 Fannie Mae DRAFTSelected Financial Data Selected Financial Data (Dollars in millions) As of December 31, 2023 2022 2021 2020 2019 Cash and cash equivalents $ 35,817 $ 57,987 $ 42,448 $ 38,337 $ 21,184 Restricted cash and cash equivalents 32,889 29,854 66,183 77,286 40,223 Investments in securities, at fair value 53,116 50,825 89,043 138,239 50,527 Mortgage loans, net of allowance 4,135,631 4,114,436 3,968,242 3,653,892 3,334,162 Total assets $ 4,325,437 $ 4,305,288 $ 4,229,166 $ 3,985,749 $ 3,503,319 Debt of Fannie Mae 124,065 134,168 200,892 289,572 182,247 Debt of consolidated trusts 4,098,653 4,087,720 3,957,299 3,646,164 3,285,139 Total liabilities $ 4,247,755 $ 4,245,011 $ 4,181,809 $ 3,960,490 $ 3,488,711 Total Fannie Mae stockholders' equity $ 77,682 $ 60,277 $ 47,357 $ 25,259 $ 14,608 Loss reserves(41) $ (8,760) $ (11,465) $ (5,774) $ (10,798) $ (9,047) Loss reserves as a percentage of guaranty book of business: Single-family(42) 0.18% 0.26% 0.15% 0.30% 0.30 % Multifamily(43) 0.44% 0.43% 0.17% 0.32% 0.08 % For the Year Ended December 31, 2023 2022 2021 2020 2019 Net income $ 17,408 $ 12,923 $ 22,176 $ 11,805 $ 14,160 Return on assets(44) 0.40% 0.30% 0.54% 0.32% 0.41%

2023 Financial Supplement 7© 2024 Fannie Mae DRAFT U P B (D ol la rs in tr illi on s) $3.3 $3.6 $3.9 $4.1 $4.1 $0.3 $0.4 $0.4 $0.4 $0.5 $3.0 $3.2 $3.5 $3.6 $3.6 2019 2020 2021 2022 2023 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Guaranty Book of Business Highlights Outstanding Guaranty Book of Business at Period End Guaranty Book of Business Covered by a CRT Transaction U P B (D ol la rs in b ill io ns ) $70 $76 $69 $69 $53 $283 $948 $904 $237 $313 $411 $451 $378 $273 $666 $1,435 $1,424 $684 $369 2019 2020 2021 2022 2023 $0 $500 $1,000 Single-Family Home Purchases Multifamily Rental Units Single-Family Refinancings Market Liquidity Provided Total liquidity provided in 2023 was $369B Unpaid Principal Balance Units $273B 805K Single-Family Home Purchases $43B 179K Single-Family Refinancings $53B 482K Multifamily Rental Units U P B (D ol la rs in b illi on s) $1,425 $1,056 $862 $1,219 $1,432 $84 $101 $112 $113 $138 $1,341 $955 $750 $1,106 $1,294 2019 2020 2021 2022 2023 $0 $500 $1,000 $1,500 Outstanding UPB of single-family loans in a CRT transaction(6) Outstanding UPB of multifamily loans in a CRT transaction UPB outstanding of single-family conventional guaranty book of business(4) UPB outstanding of multifamily guaranty book of business(5)

2023 Financial Supplement 8© 2024 Fannie Mae DRAFTInterest Income and Liquidity Management Components of Net Interest Income Net Worth of Fannie Mae Aggregate Indebtedness of Fannie Mae(10) Corporate Liquidity Portfolio N et In te re st In co m e (D ol la rs in b illi on s) $21.3 $24.9 $29.6 $29.4 $28.8 $9.7 $11.2 $14.2 $16.1 $16.2 $2.4 $2.7 $3.1 $3.3 $3.4 $5.9 $9.1 $11.2 $7.1 $4.0 $3.3 $1.9 $1.1 $2.9 $5.2 2019 2020 2021 2022 2023 $0 $10 $20 $30 Base guaranty fee income, net of TCCA(7) Net deferred guaranty fee income(8) Base guaranty fee income related to TCCA Net interest income from portfolios & hedge impact(9) (D ol la rs in b illi on s) $14.0 $15.6 $14.2 $17.3 $129.1 $129.8 $127.2 $116.5 $110.9 $139.3 $143.8 $142.8 $130.7 $128.2 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $50 $100 $150 (D ol la rs in b illi on s) $58.0 $60.3 $52.2 $48.6 $35.8 $11.1 $21.5 $22.6 $22.0 $30.7 $46.9 $47.5 $48.2 $48.6 $47.8 $116.0 $129.3 $123.0 $119.2 $114.3 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $50 $100 $150 Cash and cash equivalents(11) Securities purchased under agreements to resell U.S. Treasury securities Short-term debt Long-term debt (D ol la rs in b illi on s) $14.6 $25.3 $47.4 $60.3 $77.7 2019 2020 2021 2022 2023 $0 $15 $30 $45 $60 $75 $90

2023 Financial Supplement 9© 2024 Fannie Mae DRAFT R at e (a s of p er io d en d) 3.6% 6.7% 3.9% 3.5% 3.7% 3.2% (1.1)% 5.4% 0.7% 3.1% 2019 2020 2021 2022 2023 -5% 0% 5% 10% Key Market Economic Indicators 0.91% 1.51% 3.88% 3.88% 1.34% 2.07% 5.39% 5.25% 2.67% 3.11% 6.42% 6.61% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Top 10 States by UPB(14) State One Year Home Price Growth Rate Q4 2023 Share of Single-Family Conventional Guaranty Book CA 6.0% 19% TX 2.3% 7% FL 6.1% 6% NY 9.0% 5% WA 4.2% 4% CO 4.2% 3% NJ 12.3% 3% IL 9.5% 3% VA 8.4% 3% NC 7.4% 3% H om e P ric e G ro w th 4.3% 10.4% 18.2% 7.9% 7.1% 2019 2020 2021 2022 2023 0% 5% 10% 15% 20% Benchmark Interest Rates U.S. GDP Growth (Decline) Rate and Unemployment Rate(13) One Year Home Price Growth Rate Q4 2023(14) United States 7.1% Single-Family Home Price Growth Rate(14) Growth (decline) in GDP U.S. unemployment rate30-year FRM rate(12) 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate State Growth Rate: 0.00% to 2.49% 2.50% to 4.99% > 5.00%

© 2024 Fannie Mae DRAFT Single-Family Business

2023 Financial Supplement 11© 2024 Fannie Mae DRAFT Fannie Mae 30% Freddie Mac 29% Ginnie Mae 36% Private-label securities 5% U P B (D ol la rs in b illi on s) $3,632 $3,632 $3,630 $3,636 $3,638 46.5 46.6 46.8 47.0 47.2 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $1,000 $2,000 $3,000 $4,000 0 10 20 30 40 50 U P B (D ol la rs in b illi on s) $71 $57 $76 $78 $62 $14 $11 $13 $11 $8 49.3 51.6 52.2 54.3 54.3 $85 $68 $89 $89 $70 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $50 $100 0 10 20 30 40 50 Single-Family Highlights 2023 $24,229M Net interest income $(41)M Investment losses, net $1,231M Fair value gains, net $2,165M Benefit for credit losses $14,855M Net income Single-Family Conventional Loan Acquisitions(4) Single-Family Conventional Guaranty Book of Business(4) 2023 Single-Family Mortgage-Related Securities Share of Issuances Highlights Refinance Purchase Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA fees (bps)(15) Average single-family conventional guaranty book of business Average charged guaranty fee on single-family conventional guaranty book of business, net of TCCA fees (bps)(15) • Single-family conventional acquisition volume was $316.0 billion in 2023, compared with $614.8 billion in 2022. • Purchase acquisition volume, of which more than 45% was for first-time homebuyers, decreased to $272.8 billion in 2023 from $378.0 billion in 2022. • Refinance acquisition volume was $43.2 billion in 2023, a decrease from $236.9 billion in 2022. • The average single-family conventional guaranty book of business increased by 1.4% to $3.6 trillion in 2023 compared with 2022, driven by an increase in the average loan size of the book. • The single-family serious delinquency rate decreased to 0.55% as of December 31, 2023 from 0.65% as of December 31, 2022.

2023 Financial Supplement 12© 2024 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 52% 30% 33% 62% 86% 28% 51% 43% 13% 4%20% 19% 24% 25% 10% 2019 2020 2021 2022 2023 0% 25% 50% 75% 100% W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 749 760 756 747 755 7.3% 4.0% 6.0% 8.0% 6.0% 2019 2020 2021 2022 2023 0 200 400 600 800 0% 5% 10% 15% 20% 25% Credit Characteristics of Single-Family Conventional Loan Acquisitions Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period 2023 Acquisition Credit Profile by Certain Loan Features Categories are not mutually exclusive Q4 2022 Full Year 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Full Year 2023 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $85.3 $614.8 $67.5 $89.2 $89.2 $70.1 $316.0 $20.4 $13.8 $17.3 $112.6 Weighted-Average OLTV Ratio 78% 75% 79% 78% 78% 78% 78% 97% 86% 72% 80% OLTV Ratio > 95% 6% 5% 6% 7% 7% 7% 6% 100% 29% 3% 7% Weighted-Average FICO® Credit Score(16) 749 747 751 756 757 757 755 751 751 656 751 FICO Credit Score < 680(16) 7% 8% 6% 5% 5% 5% 6% 2% 5% 100% 6% DTI Ratio > 43%(17) 37% 32% 38% 34% 35% 37% 36% 38% 56% 39% 100% Fixed-rate 98% 99% 98% 99% 99% 99% 99% 100% 100% 100% 99% Primary Residence 91% 91% 91% 92% 93% 92% 92% 100% 100% 95% 93% HomeReady®(18) 4% 3% 4% 4% 5% 5% 4% 19% 100% 4% 7% W ei gh te d- Av er ag e O LT V R at io O rigination LTV > 95% 76% 71% 69% 75% 78% 6.6% 2.0% 3.0% 5.0% 6.0% 2019 2020 2021 2022 2023 0% 20% 40% 60% 80% 100% 0% 5% 10% 15% 20% 25% Origination Loan-to-Value Ratio FICO Credit Score(16) Acquisitions by Loan Purpose Weighted-Average OLTV Ratio % OLTV > 95% Weighted-Average FICO Credit Score % FICO Credit Score < 680 Cash-out Refinance Purchase Other Refinance

2023 Financial Supplement 13© 2024 Fannie Mae DRAFT S er io us D el in qu en cy R at e (% ) 0.66% 2.87% 1.25% 0.65% 0.55% 2019 2020 2021 2022 2023 0% 1% 2% 3% Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(4)(19) As of December 31, 2023 Origination Year Certain Loan Features Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2019 2020 2021 2022 2023 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) Refi Plus Including HARP(23) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $3,636.7 $65.3 $848.7 $861.5 $1,087.1 $495.0 $279.1 $175.6 $113.1 $279.1 $108.7 $913.3 Average UPB $207,883 $77,442 $133,765 $242,726 $261,005 $290,169 $315,112 $177,678 $179,814 $161,803 $99,039 $231,786 Share of SF Conventional Guaranty Book 100% 2% 23% 24% 30% 13% 8% 5% 3% 8% 3% 25% Share of Loans with Credit Enhancement(20) 45% 9% 45% 31% 52% 63% 40% 85% 80% 42% 39% 51% Serious Delinquency Rate(21) 0.55% 2.07% 0.67% 0.27% 0.38% 0.60% 0.10% 1.27% 1.03% 2.13% 0.67% 0.85% Weighted-Average OLTV Ratio 73% 75% 75% 71% 70% 76% 78% 101% 87% 74% 85% 75% OLTV Ratio > 95% 5% 9% 8% 3% 3% 5% 7% 100% 34% 6% 29% 6% Weighted-Average Mark-to-Market LTV Ratio(22) 51% 29% 34% 47% 54% 68% 76% 67% 65% 49% 30% 55% Weighted-Average FICO Credit Score(16) 753 696 747 762 755 747 755 737 743 652 726 742 FICO Credit Score < 680(16) 8% 38% 11% 4% 7% 9% 5% 10% 8% 100% 23% 10% Credit Characteristics of Single-Family Conventional Guaranty Book of Business W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 746 750 753 752 753 10.5% 9.0% 8.1% 9.0% 8.0% 2019 2020 2021 2022 2023 0 200 400 600 800 0% 5% 10% 15% 20% 25% W ei gh te d- Av er ag e M TM LT V 57% 58% 54% 52% 51% 0.3% 0.1% 0.0%* 0.1% 0.1% 2019 2020 2021 2022 2023 0% 10% 20% 30% 40% 50% 60% 70% 0% 0.5% 1% 1.5% 2% Mark-to-Market Loan-to-Value Ratio(22) FICO Credit Score(16) SDQ Rate(21) % MTMLTV > 100% Weighted-Average MTMLTV * Represents less than 0.05% of MTMLTV > 100% % FICO Credit Score < 680 Weighted-Average FICO Credit Score

2023 Financial Supplement 14© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) $102 $86 $82 $67 $63 $213 $121 $265 $206 $290 $58 $142 $322 $187 $44 $45 $73 $57 $410 $338 $445 $182 $205 $535 $308 2017 2018 2019 2020 2021 2022 2023 $0 $200 $400 $600 Single-Family Credit Risk Transfer U P B (D ol la rs in b illi on s) $1,106 $1,168 $1,257 $1,269 $1,294 31% 32% 34% 35% 36% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $500 $1,000 $1,500 0% 10% 20% 30% 40% 2021 2022 2023 Credit Enhancement Outstanding UPB (Dollars in billions) Outstanding UPB % of Book(26) Outstanding Outstanding UPB % of Book(26) Outstanding Outstanding UPB % of Book(26) Outstanding Primary mortgage insurance and other(24) $697 20% $754 21% $763 21% Connecticut Avenue Securities(25) 512 14 726 20 843 24 Credit Insurance Risk Transfer(6) 168 5 323 9 399 11 Lender risk-sharing(25) 70 2 57 2 52 1 Less: loans covered by multiple credit enhancements (253) (7) (351) (10) (411) (12) Total single-family loans with credit enhancement $1,194 34% $1,509 42% $1,646 45% Single-Family Credit Risk Transfer Issuance Single-Family Credit Risk Transfer Single-Family Loans with Credit Enhancement % Single-family conventional guaranty book of business in a CRT transaction Outstanding UPB of single-family loans in a CRT transaction(6) Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer

2023 Financial Supplement 15© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) N um ber of Loan W orkouts $7.7 $5.3 $8.4 $16.6 $7.3 $56.0 $62.1 $18.4 $11.2 56.3K 299.2K 342.7K 167.3K 85.0K 2019 2020 2021 2022 2023 $0 $25 $50 $75 $100 0K 50K 100K 150K 200K 250K 300K R E O E nd in g In ve nt or y (U ni ts in th ou sa nd s) 18 8 7 9 8 2019 2020 2021 2022 2023 0 10 20 Single-Family Problem Loan Statistics State Serious Delinquency Rate(21) Average Months to Foreclosure(27) CA 0.42% 23 TX 0.64% 26 FL 0.73% 43 NY 0.92% 73 WA 0.40% 36 CO 0.34% 22 NJ 0.63% 48 IL 0.70% 31 VA 0.36% 27 NC 0.41% 30 Single-Family Serious Delinquency Rate by State as of December 31, 2023(21) Top 10 States by UPB Single-Family Loan Workouts(28) Single-Family REO Ending Inventory Less than 0.50% 0.76% to 0.99% 0.50% to 0.75% 1.00% and above Other(29) Total Loan Workouts Modifications Payment Deferrals $71.4 $62.9 $9.3 $35.3 $19.0 State SDQ Rate:

2023 Financial Supplement 16© 2024 Fannie Mae DRAFT Time Since Beginning of Origination Year C um ul at iv e D ef au lt R at e 2004* 2005* 2006* 2007* 2008* 2009** 2010** 2011** 2012** 2013** 2014** 2015** 2016** 2017** 2018** 2019** 2020** 2021** 2022** 2023** Y r1 Y r2 Y r3 Y r4 Y r5 Y r6 Y r7 Y r8 Y r9 Y r1 0 Y r1 1 Y r1 2 Y r1 3 Y r1 4 Y r 1 5 Y r 1 6 Y r 1 7 Y r 1 8 Y r 1 9 Y r 2 0 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(30) * Loans originated prior to 2009 represent only 2% of the single-family conventional guaranty book of business as of December 31, 2023. ** As of December 31, 2023, cumulative default rates on the loans originated in each individual year from 2009-2023 were less than 1%. 2007 2009 2006 201020112012 2004 2008 2005

© 2024 Fannie Mae DRAFT Multifamily Business

2023 Financial Supplement 18© 2024 Fannie Mae DRAFT U P B (D ol la rs in b illi on s) $440.4 $445.4 $454.7 $464.7 $470.4 78.5 78.1 77.4 76.8 76.1 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $150 $300 $450 0 25 50 75 U P B (D ol la rs in b illi on s) $18.6 $10.2 $15.1 $16.4 $11.2 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $5 $10 $15 $20 $25 Multifamily Highlights 2023 $4,544M Net interest income $70M Fee and other income $(495)M Provision for credit losses $117M Change in expected credit enhancement recoveries $2,553M Net income Multifamily New Business Volume Multifamily Guaranty Book of Business(5) Multifamily Credit Risk Transfer Highlights U P B (D ol la rs in b illi on s) 25.1 25.1 25.0 24.8 48.5 87.7 86.3 91.9 90.6 89.5 26% 25% 26% 25% 29% $112.8 $111.4 $116.9 $115.4 $138.0 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $25 $50 $75 $100 $125 $150 10% 20% 30% 40% Average charged guaranty fee on multifamily guaranty book of business (in bps) at period end UPB outstanding of multifamily guaranty book of business UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue SecuritiesTM transaction % Multifamily guaranty book in a Multifamily CRT transaction UPB outstanding of multifamily loans in a Multifamily CIRT transaction • New multifamily business volume was $52.9 billion in 2023, compared with $69.2 billion in 2022. • The multifamily guaranty book of business grew by 7% in 2023 to $470.4 billion driven by the company's acquisitions combined with low prepayment volumes due to the high interest rate environment. • The average charged guaranty fee on the multifamily guaranty book declined by 2.4 basis points to 76.1 basis points in 2023, primarily due to lower average charged fees on the company's 2023 acquisitions as compared with the existing loans in the multifamily guaranty book of business. • The multifamily serious delinquency rate increased to 0.46% as of December 31, 2023, compared with 0.24% as of December 31, 2022, primarily driven by stress in the company's seniors housing loans.

2023 Financial Supplement 19© 2024 Fannie Mae DRAFT S ha re o f A cq ui si tio ns 93% 93% 89% 78% 99% 7% 7% 11% 22% 2019 2020 2021 2022 2023 0% 20% 40% 60% 80% 100% Credit Characteristics of Multifamily Loan Acquisitions Certain Credit Characteristics of Multifamily Loans by Acquisition Period(5) Categories are not mutually exclusive 2019 2020 2021 2022 2023 Total UPB (Dollars in billions) $70.2 $76.0 $69.5 $69.2 $52.9 Weighted-Average OLTV Ratio 66% 64% 65% 59% 59% Loan Count 4,113 5,051 4,203 3,572 2,812 % Lender Recourse(31) 100% 99% 100% 100% 100% % DUS(32) 100% 99% 99% 99% 99% % Full Interest-Only 33% 38% 40% 53% 63% Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions 59% 58% 59% 56% 57% Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions 69% 68% 68% 63% 63% % Partial Interest-Only(33) 56% 50% 50% 39% 32% S ha re o f A cq ui si tio ns 33% 29% 27% 14% 6% 66% 70% 72% 86% 93% 2019 2020 2021 2022 2023 0% 20% 40% 60% 80% 100% $2.8B $2.4B $2.2B $2.1B$1.8B $1.6B $1.5B $1.5B $1.3B $1.2B Share of Acquisitions: 34.8% Total Top 10 UPB: $18.4B Origination Loan-to-Value Ratio(5) Top 10 MSAs by 2023 Acquisition UPB(5) Acquisitions by Note Type(5) % OLTV ratio less than or equal to 70% % OLTV ratio greater than 70% and less than or equal to 80% % OLTV ratio greater than 80% Fixed-rate Variable-rate New York Los Angeles Seattle Denver Dallas Atlanta Chicago Washington D.C. San Francisco Philadelphia

2023 Financial Supplement 20© 2024 Fannie Mae DRAFT Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(5) As of December 31, 2023 Acquisition Year Asset Class or Targeted Affordable Segment Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2019 2020 2021 2022 2023 Conventional /Co-op(38) Seniors Housing(38) Student Housing(38) Manufactured Housing(38) Affordable(39) Total UPB (Dollars in billions) $470.4 $5.2 $208.0 $70.0 $66.0 $68.1 $53.1 $419.1 $16.0 $13.9 $21.4 $56.7 % of Multifamily Guaranty Book 100% 1% 44% 15% 14% 15% 11% 89% 3% 3% 5% 12% Loan Count 28,926 1,870 12,158 4,583 3,977 3,526 2,812 25,927 563 544 1,892 3,912 Average UPB (Dollars in millions) $16.3 $2.8 $17.1 $15.3 $16.6 $19.3 $18.9 $16.2 $28.5 $25.6 $11.3 $14.5 Weighted-Average OLTV Ratio 63% 69% 65% 64% 64% 59% 59% 63% 65% 65% 61% 67% Weighted-Average DSCR(34) 2.0 2.0 2.0 2.6 2.3 1.7 1.6 2.1 1.3 1.8 2.2 1.8 % with DSCR < 1.0(34) 4% 5% 6% 3% 3% 3% —% 3% 40% 5% 1% 5% % Fixed rate 91% 20% 92% 96% 92% 79% 99% 92% 62% 82% 93% 87% % Full Interest-Only 42% 32% 34% 39% 41% 54% 63% 43% 15% 34% 39% 29% % Partial Interest-Only(33) 46% 20% 51% 50% 49% 38% 31% 45% 65% 60% 48% 46% % Small Balance Loans(35) 48% 92% 46% 52% 44% 38% 40% 48% 21% 35% 67% 55% % DUS(32) 99% 93% 99% 99% 99% 99% 99% 99% 99% 100% 100% 98% Serious Delinquency Rate(36) 0.46% 0.46% 0.83% 0.18% 0.14% 0.08% 0.24% 0.20% 6.78% 1.35% 0.14% 0.06% % Criticized(37) 7% 12% 8% 4% 6% 15% 1% 6% 46% 10% 2% 10% Credit Characteristics of Multifamily Guaranty Book of Business $38.7B $28.9B $20.5B $18.3B $13.5B $12.4B $12.1B $12.0B $11.5B $11.2B Share of Book of Business: 38.1% Total Top 10 UPB: $179.1B $9.0B $16.9B $31.7B $33.6B $175.5B $163.4B $40.3B Total UPB: $470.4B UPB by Maturity Year As of December 31, 2023(5) Top 10 MSAs by UPB As of December 31, 2023(5) Certain Credit Characteristics of Guaranty Book(5) New York Dallas Phoenix Denver Los Angeles Atlanta Seattle Washington D.C. Chicago San Francisco 2024 2026 2028 - 2030 2025 2027 2031 - 2033 Other W ei gh te d- Av er ag e D S C R W eighted-Average O LTV R atio 1.9 2.0 2.1 2.2 2.0 66% 66% 65% 64% 63% 2019 2020 2021 2022 2023 0.0 1.0 2.0 0% 10% 20% 30% 40% 50% 60% 70% Weighted-Average DSCR(34) Weighted-Average OLTV Ratio

2023 Financial Supplement 21© 2024 Fannie Mae DRAFT S er io us D el in qu en cy R at e 0.59% 0.24% 0.10% 0.05% 0.07% 0.05% 0.11% 0.06% 0.04% 0.98% 0.42% 0.24% 0.46% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% Multifamily Credit Loss and Serious Delinquency Rates 1.0% 0.3% 0.1% —% * —%* 0.1% 1.0% 0.2% 0.1% 0.2% —%* —% * —% * —%* —%* —%* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0% 1% Serious Delinquency Rate(36) Cumulative Total Credit Loss Rate, Net by Acquisition Year Through Q4 2023(40) * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year

© 2024 Fannie Mae DRAFT Endnotes

2023 Financial Supplement 23© 2024 Fannie Mae DRAFT (1) Consists of costs associated with freestanding credit enhancements, which primarily include the company's Connecticut Avenue Securities® and Credit Insurance Risk TransferTM programs, enterprise-paid mortgage insurance, and certain lender risk-sharing programs. (2) Other expenses, net are comprised of debt extinguishment gains and losses, expenses associated with legal claims, foreclosed property income (expense), gains and losses from partnership investments, housing trust fund expenses, loan subservicing costs, and servicer fees paid in connection with certain loss mitigation activities. (3) Calculated based upon net worth divided by total assets outstanding at the end of the period. (4) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (5) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. (6) Includes mortgage pool insurance transactions. (7) Base guaranty fee income, net of TCCA, is interest income from the guaranty book of business excluding the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company. (8) "Deferred guaranty fee income" refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. In the prior Forms 10-K, Forms 10-Q and Financial Supplements, the company referred to "deferred guaranty fee income" as "amortization income." (9) Net interest income from portfolios consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Financial Supplement chart, income (expense) from hedge accounting is included in the "net interest income from portfolios & hedge impact" category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $989 million in hedge accounting expense in 2023. (10) Reflects the company's aggregate indebtedness at the end of each period presented measured in unpaid principal balance and excludes effects of cost basis adjustments and debt of consolidated trusts. (11) Cash equivalents are composed of overnight repurchase agreements and U.S. Treasuries, if any, that have a maturity at the date of acquisition of three months or less. (12) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (13) U.S. Gross Domestic Product ("GDP") annual growth (decline) rates are based on the annual "percentage change from fourth quarter to fourth quarter one year ago" calculated by the Bureau of Economic Analysis and are subject to revision. (14) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of December 2023. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of December 2023, and the top 10 states are reported by UPB in descending order. One-year home price growth rate is for the 12-month period ending December 31, 2023. Endnotes

2023 Financial Supplement 24© 2024 Fannie Mae DRAFT Endnotes (15) Represents, on an annualized basis, the sum of the base guaranty fees charged during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is paid to Treasury and not retained by the company. (16) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (17) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. (18) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (19) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (20) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. (21) Single-family SDQ rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. (22) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (23) "Refi Plus" refers to loans acquired under Fannie Mae's Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative's December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (24) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (25) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (26) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (27) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to the company's REO inventory for foreclosures completed during the twelve months ended December 31, 2023. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation.

2023 Financial Supplement 25© 2024 Fannie Mae DRAFT (28) This chart does not include loans in an active forbearance arrangement, trial modifications, loans to certain borrowers who have received bankruptcy relief and repayment plans that have been initiated but not completed. There were approximately 16,300 loans in a trial modification period that was not complete as of December 31, 2023. (29) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Beginning with the year ended December 31, 2020, completed forbearance arrangements are excluded. (30) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2023 is not necessarily indicative of the ultimate performance of the loans and performance may change, perhaps materially, in future periods. (31) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (32) Under the Delegated Underwriting and Servicing ("DUS") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (33) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (34) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. (35) Small balance loans refers to multifamily loans with an original unpaid principal balance of up to $9 million nationwide. Fannie Mae changed its definition of small multifamily loans in Q3 2023 to increase the loan amounts from up to $6 million nationwide to up to $9 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under previous small loan definitions. This metric is presented based on loan count rather than unpaid principal balance. (36) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. (37) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. (38) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories. (39) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (40) Cumulative net credit loss rate is the cumulative net credit losses (gains) through December 31, 2023 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in Q1 2023. Endnotes

2023 Financial Supplement 26© 2024 Fannie Mae DRAFT Endnotes (41) Consists of the company's allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses. The measurement of loss reserves was impacted by the adoption of the CECL standard on January 1, 2020. See "Note 1, Summary of Significant Accounting Policies" in the company's 2021 Form 10K for more information about its adoption of the CECL standard. (42) Calculated based on single-family conventional guaranty book of business. (43) Prior to the company's adoption of the CECL standard on January 1, 2020, benefits for freestanding credit enhancements were netted against multifamily loss reserves. As of January 1, 2020, these credit enhancements are recorded in "Other assets" in the company's consolidated balance sheet. (44) Calculated based on net income for the reporting period divided by average total assets during the period, expressed as a percentage. Average balances for purposes of ratio calculations are based on balances at the beginning of the year and at the end of each quarter for each year shown.